SMITH BARNEY CONCERT SERIES INC.


Supplement dated January 28, 1997
to the Statement of Additional Information dated August 5, 1996



The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Statement of Additional Information under "IRA and Other Prototype Plans":

When investing in The Concert Series through the Smith Barney 401(k) Program, the following tools will also be available to prospective participants: (i) a participant profile that contains questions designed to help participants choose the appropriate Concert Series Portfolio(s); (ii) a performance summary showing the total returns of each Concert Series Portfolio and of each underlying Smith Barney Mutual Fund; (iii) an enrollment video that provides a concise presentation on investing basics and The Concert Series; (iv) a pamphlet describing each Concert Series Portfolio and target mutual fund allocation and market components; and (v) an investment planning calculator that demonstrates the growth of hypothetical investments over a variety of time periods, assuming several stated annual rates of return.
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